[LOGO] FARMERS (R)
                                                              FINANCIAL SERVICES


                         FARMERS MUTUAL FUND PORTFOLIOS
                                INCOME PORTFOLIO
                          INCOME WITH GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                          GROWTH WITH INCOME PORTFOLIO
                                GROWTH PORTFOLIO

                            SUPPLEMENT TO PROSPECTUS
                             DATED SEPTEMBER 1, 1999
                             -----------------------

The following text replaces the chart describing each portfolio's management team in the "Investment adviser -- Portfolio management" section on pages 17 and 18 of the portfolios' prospectus.

The following investment professionals are associated with each portfolio as indicated:

                    Joined
                      the
Name and Title     Portfolios     Responsibilities and Background
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Shahram Tajbakhsh     1999        Mr. Tajbakhsh joined the Adviser in 1996
Lead Manager                      and has eight years of industry
                                  experience as a lead project manager,
                                  including work in developing quantitative databases and quantitative models.

Josephine W. K. Chu   2000        Ms. Chu joined the Adviser in 1997 as a
Manager                           quantitative analyst and has been a
                                  portfolio manager for international
                                  equity and asset allocation funds since
                                  1999. Ms. Chu began her investment
                                  career in 1997.
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March 8, 2000